UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 8, 2022

Date of Report (Date of earliest event reported)

Global Crossing Airlines Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56409	98-1350261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 NW 36th Street, Building 5A

Miami International Airport

Miami, FL 33166

(Address of Principal Executive Offices, including zip code)

(786) 751-8503

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 8, 2022, Global Crossing Airlines Group Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following matters:

1.	Election, as directors, of the seven nominees, with each director to serve until the next annual meeting of stockholders and until the election and qualification of such director’s successor.

Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Edward J. Wegel	11,313,042	9,815	2,118,280
Ryan Goepel	11,312,871	9,986	2,118,280
Alan Bird	11,312,922	9,935	2,118,280
T. Allan McArtor	11,311,122	11,735	2,118,280
John Quelch	11,310,922	11,935	2,118,280
Deborah Robinson	11,310,755	12,102	2,118,280
Cordia Harrington	11,305,955	16,902	2,118,280

2.	Approval of the Amendment to the Global Crossing Airlines Group Inc. Incentive Stock Option Plan

The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Broker Non-Votes	Interested Stockholder Vote (Excluded)
5,704,306	173,408	2,118,280	5,445,143

3.	Approval of the Amendment to the Global Crossing Airlines Group Inc. Restricted Share Unit Plan

The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Broker Non-Votes	Interested Stockholder Vote (Excluded)
5,703,589	174,125	2,118,280	5,445,143

4.	Approval of the Amendment to the Global Crossing Airlines Group Inc. Performance Share Unit Plan

The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Broker Non-Votes	Interested Stockholder Vote (Excluded)
5,717,890	159,824	2,118,280	5,445,143

5.	Ratification of the appointment of Rosenberg Rich Baker Berman P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against
13,408,382	32,755

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Crossing Airlines Group Inc.

By:	/s/ Edward J. Wegel
Edward J. Wegel
Chief Executive Officer

Date: December 9, 2022